The RBB Fund, Inc.

Robeco Investment Funds

Robeco Boston Partners Long/Short Research Fund

Institutional Class

Investor Class

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated March 28, 2014

to the Prospectuses dated December 31, 2013, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

THIS SUPPLEMENT SUPERSEDES AND REPLACES THE SUPPLEMENT DATED FEBRUARY 28, 2014.

Effective end-of-day March 31, 2014, the Robeco Boston Partners Long/Short Research Fund (the “Fund”) will be closed due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy.  The Fund will still be offered to certain existing shareholders of the Fund and certain other persons (who are generally subject to cumulative, maximum purchase amounts) as follows:

a.                        Purchases of Shares by discretionary fee-based advisory model programs or financial advisors who manage discretionary fee-based wrap accounts that systematically trade in and out of a Fund based on model portfolio allocations;

b.                        Persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company;

c.                         Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the Fund on transaction fee and non-transaction fee platforms;

d.                        Existing and future clients of consultants whose clients already hold shares of the Fund;

e.                         Employees of the investment adviser and their spouses, parents and children;

f.                          Directors of the Company; and

g.                         Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire Shares of the Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise.

Robeco Investment Management, Inc. (“Robeco”), however, reserves the right to reopen the Fund to new investments from time to time at its discretion, should the assets of the Fund decline by more than 5% from the date of the last closing of the Fund.  In addition, if Robeco reopens the Fund, Robeco has discretion to close the Fund thereafter should the assets of the Fund increase by more than 5% from the date of the last reopening of the Fund.

Please retain this Supplement for future reference.